Barclays Capital CEO Energy/Power Conference September 2009 Curt Anastasio, CEO and President Exhibit 99.1

Forward Looking Statements

Statements contained in this presentation that state management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange
Act of 1934.  The words “believe,” “expect,” “should,” “estimates,” and other similar expressions identify forward-looking statements.  It is important to note that actual results could differ materially from those projected in such forward-looking statements.  We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.
For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s and NuStar GP
Holdings, LLC’s respective annual reports on Form 10-K and quarterly reports on
Form 10-Q, filed with the Securities and Exchange Commission and available on
NuStar’s websites at www.nustarenergy.com and www.nustargp.com.

NuStar Overview 3

High quality, large and diverse asset footprint with
operations in eight different countries including the
U.S., Mexico, Netherlands, Netherland Antilles (i.e.
Caribbean), England, Ireland, Scotland and Canada
Third largest independent liquids terminal operator in
the world and second largest in the U.S. that
provides significant growth opportunities
What Sets NuStar Apart from its Peers
No. 1 asphalt producer on the East Coast and No. 3 asphalt producer in the U.S.
Investment grade credit rating with demonstrated access to capital markets in difficult conditions
Lower cost of capital versus majority of peers
Incentive Distribution Rights (IDRs) capped at 25% vs. 50% for most MLPs
Strong corporate culture of taking care of employees, making safety a top priority, achieving operational excellence and contributing time and money to our communities
Recognized in 2008 as one of the best companies to work for in America and for our strong safety record
Experienced and proven management team with substantial equity ownership and industry experience

NuStar Energy L.P. (NYSE: NS) is a leading
publicly traded growth-oriented partnership with
a market capitalization of nearly $2.9 billion and
an enterprise value of approximately $4.9 billion
One of the largest independent petroleum pipeline
and terminal operators in the U.S. and one of the
largest asphalt refiners and marketers in the U.S.
NuStar GP Holdings, LLC (NYSE: NSH) holds
the 2% general partner interest, 18.4% of the
common units and incentive distribution rights in
NuStar Energy L.P.
NuStar Overview –
Two Publicly Traded Companies
NS NSH
IPO Date: 4/16/2001 7/19/2006
Unit Price (9/4/09): $52.88 $23.88
Annual Distribution/Unit: $4.23 $1.72
Yield (9/4/09): 8.00% 7.20%
Market Equity Capitalization: $2,880 million $1,016 million
Enterprise Value: $4,956 million $1,012 million
Total Assets (6/30/09): $4,862 million $577 million
Debt/Capitalization (6/30/09): 49.1% n/a
Fortune 500 Ranking: 485 n/a
5
83.2%
Membership Interest
79.6%
L.P. Interest
Public Unitholders
35,409,951 NSH Units
Public Unitholders
44,224,754 NS Units
16.8%
Membership Interest
2.0% G.P. Interest
18.4% L.P. Interest
Incentive Distribution Rights
William E. Greehey
7,138,920 NSH Units
NYSE:  NSH
NYSE: NS

Large and Diverse Geographic Footprint with
Assets in Key Locations

Asset Stats:
Operations in eight different
countries including the U.S., Mexico,
Netherlands, Netherlands Antilles
(i.e. Caribbean), England, Ireland,
Scotland and Canada
8,407 miles of crude oil and refined
product pipelines
82 terminal facilities and four crude
oil storage tank facilities
Nearly 91 million barrels of storage
capacity
2 asphalt refineries capable of
processing 104,000 bpd of crude oil

46%
36%
18%
Percentage of Expected 2009 Segment
Operating Income
Approximately 82% of NuStar Energy’s segment operating income in 2009 is expected to come from fee-
based operations
Remainder of expected 2009 segment operating income relates to margin-based asphalt and fuels marketing segment
Storage (~46%)
Transportation (~36%)
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines*
Crude Oil Pipelines
Asphalt & Fuels Marketing (~18%)
Asphalt
Fuels Marketing
Product Supply, Wholesale and Fuel Oil
Marketing
Bunkering
Diversified Operations from Three
Business Segments
*  Includes primarily distillates, gasoline, propane, jet fuel, ammonia and other light ends.  Does not include natural gas.

173
104
91
91
85
60
41
39
34
25
24
22
16
12
10
8
8
Independent Liquids Storage Capacity
(Millions of Barrels)
Global Leader in Independent
Liquids Storage
NuStar is the third largest independent liquids terminal operator in the world and second largest in the U.S.
Completed expansion projects under our $400 million construction program, which contributed around 8.5 million barrels of incremental storage capacity
Of the roughly 91 million barrels of storage capacity, approximately 50 million barrels are crude oil and heavy fuel products, 39 million barrels are refined products and 2 million barrels are biofuels
Source:  Company Websites & Management Presentations

Distributable Cash Flow ($ in Millions)
EBITDA ($ in Millions)
2008 was a record year financially primarily due to contribution from asphalt operations and growth projects
Despite challenging  economic and market conditions, reported record second quarter 2009 earnings of
$75.1 million, or $1.38 per unit, over nine times higher than lasts year’s $8.1 million, or $0.15 per unit
For the six months ended June 30, 2009, earnings were $106.8 million, or $1.96 per unit, significantly higher than the $57.7 million, or $1.11 per unit, for the six months ended June 30, 2008
Note:  2005 and 2006 distributable cash flow and EBITDA are from continuing operations
Reliable Growth in Earnings
2001 2002 2003 2004 2005 2006 2007 2008
$56
$68
$86
$102
$154
$214
$221
$319
2001 2002 2003 2004 2005 2006 2007 2008
$63
$77
$112
$133
$219
$322
$353
$492

$4.085
$3.835
$3.60
$3.365
$3.20
$2.95
$2.75
$2.40
2001 2002 2003 2004 2005 2006 2007 2008
NS Annual Distribution Since IPO
*
*     Based on NS annualized distribution of $0.60 per unit in 2001
**  Based on NSH annualized distribution of $0.32 per unit in 2006
NSH Annual Distribution Since IPO
$1.28
$1.38
$1.58
2006 2007 2008
**
~8.0% CAGR
~11% CAGR
NS Distribution Coverage Applicable to LPs
NuStar Energy L.P. reported a strong distribution coverage
ratio of 2.14 times applicable to limited partners for 2Q09
and 1.67 times for the six months ended June 30, 2009
1.20x
1.25x
1.28x
1.30x
1.19x
1.16x
1.10x
1.33
2001 2002 2003 2004 2005 2006 2007 2008
Consistent Distribution Growth While
Maintaining a Solid Distribution Coverage

-50%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
9/3/08 11/3/08 1/3/09 3/5/09 5/5/09 7/5/09 9/4/09
Despite the market turmoil, both NuStar companies have weathered the storm well, significantly beating their respective peer groups and market indices
Total Return – Last Twelve Months (LTM)
Source:  Barclays Capital
NuStar Companies Outperforming During
Challenging Economic times
NS 16%
S&P 500 (19)%
Alerian MLP Index (4)%
NSH Peers 6%
NSH 21%
11
The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor's using a float-adjusted market capitalization methodology.
Note: NSH GP Peers Total Return Index is weighted on market capitalization of each company and includes the following companies: AHD, AHGP, BGH, EPE, ETE, HPGP, MGG, and NRGP.

Financial Overview 12

Maintaining Sufficient Liquidity
with Disciplined Financial Strategy
NS Current Revolver Availability
Rate on NS revolver based on LIBOR plus 50 bps, currently around 83 bps
Rate on NSH revolver based on LIBOR plus 450 bps
Financial Covenant Tests:
Debt-to-EBITDA cannot exceed 5.0 to 1.0 times
Following an acquisition of $100 million or more, NuStar may increase Debt-to-EBITDA to 5.5 times for two consecutive quarters
Total Bank Credit $1,223
Less:
Borrowings (821)
Letters of Credit (60)
Revolver Liquidity $342
(Dollars in Millions)
NSH Current Revolver Availability
Total Bank Credit              $19.5
Less:
Borrowings                            -
Letters of Credit                   -
Revolver Liquidity              $19.5
(Dollars in Millions)
2009 $20.7
2010           $0.8
2011 $0.8
2012 $1,185.1*
2013 $481.0
2014 $0.6
*  Primarily includes maturity of revolver, which expires
December 2012, and $350 million of senior notes
NS Debt Maturities (6/30/09)
NSH Debt Maturities (6/30/09)
2009 $-
2010
2011
2012 $-
2013 $-
2014 $-
**  NSH’s revolving credit facility expires on
July 16, 2010

$-
$-

Actuals
June 2009 YTD Reliability Other Internal Growth Total
Capital Forecast
Transportation 13,908 $               11,057 $           - $                 15,936 $                 26,993 $
Storage 44,145                  46,799              -                     79,797                     126,596
Corporate - IS 3,770                     5,053                1,481                854                          7,388
Asphalt & Fuels Marketing 7,184                     11,316              -                     10,930                     22,246
     Total Forecast 69,007 $               74,225 $           1,481 $             107,517 $              183,223 $
2009 Forecast
Internal Growth Spending Forecast has been
Increasing as Capital Markets Improve
Now targeting nearly $107.5 million of strategic growth capital spending for 2009 versus our previous target of $98 million and versus $80 million at the start of 2009
Difference from $98 million relates to additional storage projects at our St. Eustatius terminal and one of our UK terminals and upgrade projects to handle additional products at two of our West Coast terminals
$107.5 million should contribute approximately $29 million of operating income annually
Other major 2009 strategic projects include:
Approximately $19 million of pipeline projects on NuStar’s East pipeline and at our St. James, LA facility to increase the capacity and flexibility of our two pipelines and to accommodate new and existing customers
Approximately $12 million to finish up tank expansion projects at NuStar’s Texas City, TX facility as part of our $400 million construction program
Approximately $26 million at our Texas City, TX facility to improve and upgrade it to make it a world-class heavy oil terminal
Approximately $13 million at our Paulsboro and Savannah asphalt facilities to improve crude flexibility and rates, improve the energy efficiency of the refineries and increase the production of polymer modified and warm-mix asphalt
NuStar Energy L.P. Board of Directors recently approved full funding for an $85 million internal growth program associated with our Texas City, Texas terminal facility, of which approximately $40 million is already included in our 2009 internal growth forecast
(Dollars in Millions)

Significant Long-Term Internal Growth and
Acquisition Opportunities
Acquisition Criteria
Accretive to distributable cash flows
Strong internal growth potential
Synergistic with existing operations (i.e. ties in with
strategy)
Storage – Continue to evaluate domestic and
international storage opportunities in strategic hub
locations
Amsterdam/Rotterdam/Antwerp-–-Evaluating
opportunities to acquire storage facilities to meet
growing demand
Asphalt – Continue to evaluate production and
logistics opportunities to expand markets
Acquisitions
Internal Growth
Storage:
Black Oil Strategy – Continue to implement strategy of building crude oil and heavy fuel oil storage at Texas City, TX and St.
James, LA facilities
St. Eustatius – Evaluating opportunities to expand or acquire nearby terminals to increase presence in the Caribbean market
Amsterdam/Rotterdam/Antwerp-–-Evaluating-opportunities-to
build storage facilities to meet growing demand
United Kingdom – Build-out existing terminals
Pipelines:
Ammonia Pipeline – Evaluating additional pipeline laterals to industrial end users
Central/South Texas – Evaluating opportunities to increase
utilization of assets to meet demand in these growing markets
Asphalt:
Additional projects to address crude flexibility, improve quality of light products, produce roofing flux and blend crude to optimize operations
Evaluating around $500 million of acquisition and internal growth opportunities over the next few years—

2009 Outlook 16

Compared to 2008, we continue to expect higher results from our storage segment and comparable or better results from our transportation segment in 2009; however, results from our asphalt operations will be lower than anticipated
Third and fourth quarter 2009 results from our asphalt operations will be lower than expected primarily due to reduced product margins
Asphalt prices have not kept pace with the over 50% increase in crude oil prices 2009 year-to-date, which reduces our product margin
Our product margin per barrel for the third quarter of 2009 is expected to be in the range of $4.50 to $5.50 per barrel
We expect fourth quarter 2009 earnings from our asphalt operations to follow the typical seasonal pattern of decline
Fourth quarter 2009 asphalt prices are forecasted to decline at a faster rate than crude prices
Although we continue to expect that federal stimulus construction work will materialize primarily in 2010 and 2011, only a small percentage of the dedicated federal stimulus funds have been spent in 2009, or, roughly $1.4 billion of the nearly $27 billion available for highway projects
We expect a positive impact to public sector asphalt demand primarily in 2010 and 2011 when most of the  federal stimulus spending is expected to occur
Private sector activity expected to be limited for the balance of 2009 by the continued weak economy
Economic recovery should support private sector demand
EBITDA from our asphalt operations now expected to be in the range of $50 to $80 million for the full year of 2009, which, while not as high as expected earlier in the year, is still a solid contribution in a demonstrably weak worldwide economy
The two-year EBITDA contribution on our acquisition of the former CITGO asphalt refineries, excluding the 2008 hedging loss in our asphalt operations, is expected to be in the range of $200 to $230 million (or $140 million to $170 million including the hedging loss)
Based on the latest forecast, we now expect third quarter 2009 earnings to be in the range of $0.80 to $1.20 per unit
NuStar Energy L.P. 2009 Outlook

A tariff increase of 7.6% effective July 1, 2009, lower operating expenses and the start-up of the East pipeline project in June 2009 should contribute to comparable or better operating income in 2009 versus
2008 despite lower throughputs
Lower throughputs in 2009 have primarily been the result of the sale of pipeline assets, as well as planned turnarounds and unplanned outages
Expect to see an uptick in fourth quarter throughputs compared to the third quarter of 2009, primarily due to a lighter refinery maintenance schedule
Expect Stable Profits in Transportation Segment in 2009 Despite
Lower Throughputs Resulting Primarily from Assets Sales
Impact from sale of pipelines :
ConocoPhillips sale of their JV Interest in
the El Paso pipeline to Valero Energy in
2Q08 (~32 mbpd)
NuStar’s sale of the Skelly-Belvieu
pipeline in 4Q08 (~12 mbpd)
NuStar’s sale of the Trans-Texas and
Ardmore-Wynnewood pipelines in 2Q09
(~ 60 mbpd)
Revenue per barrel should be
significantly higher in 3Q09 primarily
due to 7.6% tariff increase and sale
of pipeline assets with a relatively
low revenue per barrel
E = Estimate
965-975
860-870
911
104
1,006
1,001
56 1,112
1,050
43
38
35

Targeting an incremental $35 to $40 million of EBITDA in 2009 as we benefit from a full year’s contribution primarily from completed projects under our $400 million construction program and rate increases on renewed contracts
Total annualized EBITDA contribution from $400 million construction program expected to be in the range of $55 to $60 million
Of the $35 to $40 million increase in 2009, approximately 20 percent is expected to come from rate increases and 80 percent from completed storage projects
Expect to benefit from contango markets to the extent that certain of our storage contract revenues are up for renewal:
29% - 1 Year or Less
28% - 1 to 3 Years
23% - 3 to 5 Years
19% - Greater than 5 Years
Lower throughputs in our storage segment don’t necessarily
translate into weaker earnings since the majority of our business is leased
Approximately 90% of our revenues in the storage segment come from leased assets or assets connected to pipelines in our transportation segment
St. Eustatius Terminal – 13.0 mm bbls storage capacity
Texas City, TX Terminal – 2.7 mm bbls storage capacity
Expect Higher Profits in Storage Segment
in 2009 Despite Lower Throughputs

Asphalt Fundamentals 20

While Asphalt Supply Through June 2009 Continues to Remain Below
Historical Averages, Asphalt Demand has been Trending Lower
Unseasonably wet weather on the U.S. East Coast and weak public and private road demand due to the poor economy has caused asphalt demand to lag compared to last year
Asphalt demand through June 2009 was over 12% lower than 2008 and nearly 25% below the 5-year average
Impact should result in a deferral and not a cancellation of road work projects
Continue to expect a positive impact to asphalt demand primarily in 2010 and 2011 when most of the stimulus spending is expected to occur and economic recovery supports private sector demand
U.S. Asphalt Demand (000 barrels)
Source of data for graphs:  U.S. Energy Information Administration.  Data only available through June 2009
5,000
10,000
15,000
20,000
25,000
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
2006 2007 2008 2009 5-Year Avg.

Lower Asphalt Production and Imports Through
June 2009 Continue to Point to Below Average Supply
U.S. refiners have cut crude oil runs to avoid driving weak
margins lower, resulting in reduced refinery production,
including asphalt
Narrow light-heavy crude oil spreads are causing complex
refiners to run less heavy crude oil and more light crude oil, resulting in less bottom-of-the barrel production, including asphalt
Asphalt production through June 2009 was over 5% lower
than 2008 and over 17% lower than the 5-year average
U.S. Asphalt Production (000 barrels) U.S. Asphalt Imports (000 barrels)
Continued lack of asphalt imports is also contributing
to less asphalt supply
Asphalt imports through June 2009 were nearly 19%
lower than 2008 and over 40% lower than the 5-year
average
Source of data for graphs:  U.S. Energy Information Administration.  Data only available through June 2009
0
1,000
2,000
3,000
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
2006 2007 2008 2009 5-Year Avg.
5,000
10,000
15,000
20,000
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2006 2007 2008 2009 4-Year Avg.

No. Refinery PADD
Announced Coker
Capacity (Mbpd)
Announced
Crude Capacity
(Mbpd)
Start Up
Date Status
1 Coffeyville Resources - Coffeyville, Kansas II 2.0                          8.0                      1Q 2007 Complete
2 BP - Toledo, Ohio II 2.0                          10.0                     1Q 2007 Complete
3 Valero - Port Arthur, Texas III 25.0                        75.0                     1Q 2007 Complete
4 Frontier - Cheyenne, Wyoming IV 4.3                          -                     3Q 2007 Complete
5 Chevron - El Segundo, California V 15.0                        -                     4Q 2007 Complete
6 Sinclair – Sinclair, Wyoming IV 20.0                        11.0                     4Q 2007 Complete
7 ConocoPhillips - Borger, Texas III 25.0                        -                     4Q 2007 Complete
8 Cenex - Laurel, Montana IV 15.0                        -                     1Q 2008 Complete
9 Frontier - El Dorado, Kansas II 3.0                          11.0                     2Q 2008 Complete
10 Tesoro - Martinez, California V 4.4                          -                     2Q 2008 Complete
11 ConocoPhillips - Los Angeles, California V 5.0                          -                     4Q 2008 Complete
12 Marathon - Garyville, Louisiana III 44.0                        180.0                  4Q 2009 Firm
13 Hunt - Tuscaloosa, Alabama III 18.5                        15.0                     3Q 2010 Firm
14 ConocoPhillips - Wood River, Illinois II 65.0                        55.0                     1Q 2011 Firm
15 Atofina Petrochemicals Inc.- Port Arthur, Texas III 50.0                        -                     1Q 2011 Firm
16 BP/Husky - Toledo, Ohio II 25.0                        -                     1Q 2011 Firm
17 BP - Whiting, Indiana II 95.0                        30.0                     1Q 2012 Firm
18 Motiva - Port Arthur, Texas III 40.0                        325.0                  1Q 2012 Firm
19 Marathon - Detroit, Michigan II 28.0                        13.0                     2Q 2012 Probable
Total US Expansion 486.2                      733.0
Expansions Completed through 2008 120.7                      115.0
Firm Expansions 2009-2012 337.5                      605.0
Probable Expansions 2009-2012 28.0                        13.0
Announced U.S. Coker Projects:
Despite Some Delays/Cancellations, Long-Term Impact of
Coker Projects on Asphalt Supply Still Intact
Source:  PIRA Refinery Database; Company Information
Approximately 95% of the announced coker projects listed are either complete or have a high likelihood of completion (i.e. firm projects)
Most of the coker capacity is still expected to come on-line in 2011 and 2012, which should contribute to further tightening of asphalt supply

Strategy 24

Execution of Game Plan…
We Intend to:
Financial
Maintain sufficient liquidity with
disciplined financial strategy near term
Work towards having negative outlook
removed from rating agency
Execute and deliver on capital projects
Maintain higher coverage ratio on
margin-related businesses
Continue to grow the distribution at NuStar Energy L.P. and NuStar GP Holdings, LLC
Operational
Continue to excel in safety and
environmental
Improve bottom-line by implementing
cost reductions and energy efficiency
programs
Continue to make NuStar one of the
top workplaces in the nation by taking
care of employees and giving back to
the communities
Corporate Culture
Asphalt
Pursue attractive production and
logistics opportunities to take
advantage of tight supply and demand
fundamentals
Implement projects to provide crude
flexibility and reduce seasonality
Maintain proportion of operating
income from margin-based and fee-
based assets
Storage
Pursue attractive opportunities to
either build or acquire storage facilities
both domestically and internationally
Continue to sign up long-term
contracts for new storage construction
Continue to take advantage of strong
demand for storage by leasing out
facilities at attractive rates
Evaluate attractive opportunities to
add incremental capacity and
increase utilization of assets in
growing markets that NuStar serves
Transportation

One of the largest independent petroleum pipeline and terminal liquids operators in the world
Provides world class pipeline and terminalling services to some of the world’s largest crude oil producers, integrated oil companies, chemical companies, oil traders and refineries
Pipeline and storage businesses are widely considered to somewhat recession resistant
One of the largest asphalt refiners and marketers in the U.S.
Expect to benefit from better-than-historic asphalt margins over the long-term as supply continues to tighten and demand improves
Economic stimulus package expected to provide further growth in U.S. asphalt demand primarily in 2010 and 2011
Investment grade rating and demonstrated access to capital in difficult markets
Fitch and Moody’s recently revised their outlook to stable from negative
Will continue to work with other rating agency to have negative outlook removed
Large and diversified asset footprint in the U.S. and internationally allows for ample acquisition and internal growth opportunities
Capital spending forecast has been increasing as capital markets improve
Expect to continue to have plenty of opportunities to grow the business over the next few years
Summary

Questions & Answers

(Dollars in Thousands)
Reconciliation of Net Income to EBITDA to
Distributable Cash Flow
28
The following is a reconciliation of income from continued operations to EBITDA and distributable cash flow:
2001 2002 2003 2004 2005 2006 2007 2008
Income from continuing operations 45,873 $             55,143 $             69,593 $             78,418 $             107,675 $           149,906 $           150,298 $           254,018 $
Plus interest expense, net 3,811                  4,880                  15,860                20,950                41,388                66,266                76,516                90,818
Plus income tax expense -                       395                      -                       -                       4,713                  5,861                  11,448                11,006
Plus depreciation and amortization expense 13,390                16,440                26,267                33,149                64,895                100,266              114,293              135,709
EBITDA 63,074                76,858                111,720              132,517              218,671              322,299              352,555              491,551
Less equity earnings from joint ventures 3,179                  3,188                  2,416                  1,344                  2,319                  5,882                  6,833                  8,030
Less interest expense, net 3,811                  4,880                  15,860                20,950                41,388                66,266                76,516                90,818
Less reliability capital expenditures 2,786                  3,943                  10,353                9,701                  23,707                35,803                40,337                55,669
Less income tax expense -                       -                       -                       -                       4,713                  5,861                  11,448                11,006
Plus mark-to-market impact on hedge transactions -                       -                       -                       -                       -                       -                       3,131                  (9,784)
Plus charges reimbursed by general partner -                       -                       -                       -                       -                       575                      -                       -
Plus distributions from joint ventures 2,874                  3,590                  2,803                  1,373                  4,657                  5,141                  544                      2,835
Plus other non-cash items -                       -                       -                       -                       2,672                  -                       -                       -
Distributable cash flow 56,172 $             68,437 $             85,894 $             101,895 $           153,873 $           214,203 $           221,096 $           319,079 $
Note:  2005 and 2006 distributable cash flow and EBITDA are from continuing operations.
Year Ended December 31,
NuStar Energy L.P. utilizes EBITDA, Which is not defined in United States generally accepted accounting principles, as a financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating.
EBITDA is not intended to represent cash flows for the period, nor is it presented as an alternative to operating income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles.

2009 Asphalt Operations EBITDA
Reconciliations

(Dollars in Thousands)
Asphalt and Fuels
Marketing Segment
Less Non-Asphalt
Operations Asphalt Operations
2009:
Projected operating income range $     50,000 - $ 81,000 $     19,000 - $ 20,000 $     31,000 - $ 61,000
Plus projected depreciation and amortization expense 19,000 -                                19,000
Projected EBITDA range $   69,000 - $ 100,000 $    19,000 - $ 20,000 $     50,000 - $ 80,000
2008:
Operating income 112,506 $                  36,239 $                     76,267 $
Plus depreciation and amortization expense 14,734 552 14,182
EBITDA 127,240 $                  36,791 $                     90,449 $
Combined 2009 and 2008:
Projected two-year operating income range $    162,506 - 193,506 $         55,239 - 56,239 $    107,267 - 137,267
Plus projected two-year depreciation and
amortization expense 33,734 552 33,182
Projected two-year EBITDA range       196,240 - 227,240           55,791 - 56,791       140,449 - 170,449
Plus hedging loss in 2Q08 60,704 -                       60,704
Projected two-year adjusted EBITDA range $    256,944 - 287,944 $         55,791 - 56,791 $    201,153 - 231,153
EBITDA in the following reconciliation relates to our operating segments or a portion of an operating segment. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.

2009 Storage Segment EBITDA
Reconciliations

Storage Segment
Projected incremental operating income range $       40,000 - 45,000
Plus projected incremental depreciation and
amortization expense 15,000
Projected incremental EBITDA range $       55,000 - 60,000
Projected incremental operating income range $    30,500 - $ 35,500
Plus projected incremental depreciation and
amortization expense 4,500
Projected incremental EBITDA range $    35,000 - $ 40,000
The following is a reconciliation of projected incremental operating income to projected incremental EBITDA for the year ended
December 31, 2009 for our storage segment:
Storage Segment
The following is a reconciliation of projected incremental operating income to projected incremental EBITDA on an annual basis related to our
$400 million construction program for our Storage Operations:
(Dollars in Thousands)
EBITDA in the following reconciliation relates to our operating segments or a portion of an operating segment. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.